Per share amounts	12 Months Ended
Dec. 31, 2020
Statement [LineItems]
Per share amounts
15. Per share amounts
The number of incremental shares included in diluted earnings per share is computed using the average volume-weighted market price of shares for the period. In addition, contracts that could be settled in cash or shares are assumed to be settled in shares if share settlement is more dilutive.

	Year ended December 31
	2020	2019
Net loss – basic and diluted	$(771.7)	$(788.3)

The weighted average number of shares used to calculate per share amounts is as follows:

	Year ended December 31
	2020	2019
Basic and Diluted	73,258,648	72,882,619

For 2020, 1.0 million shares (2019 – 0.1 million) that could be issued under the Option Plan were excluded in calculating the weighted average number of diluted shares outstanding as they were considered anti-dilutive.